Southern Pacific Funding Corp. Debtor in Possession
                                                      Case No. 398-37613-elp11
                                                RULE 2015 REPORT FOR THE MONTH
                                                        AND YEAR NOVEMBER 1998

INCOME STATEMENT (Page 1 of 2)

                                                                                            Filing
                                                                                          October 1,
                                                                                             1998
                                 October       November       December      January        to Date
                              -------------  ------------   ------------  ------------   ------------

GROSS SALES
    Interest Income           $   2,969,812  $  2,359,240                                $  5,329,052
    Servicing Income                711,909       627,509                                   1,339,418
    Prepayment Penalty Income       858,818       762,923                                   1,621,741
    Less: Returns and
      Allowances                                                                                    -
                              -------------  ------------   ------------  ------------   ------------
NET SALES                         4,540,539     3,749,672              -             -      8,290,211

COST OF SALES
    BEGINNING INVENTORY                                                                             -
    Add:   PURCHASES                                                                                -
    Less:  ENDING INVENTORY                                                                         -
                              -------------  ------------   ------------  ------------   ------------
COST OF GOODS SOLD                        -             -              -             -              -

GROSS PROFIT                      4,540,539     3,749,672              -             -      8,290,211

OTHER OPERATING EXPENSES:
    OFFICER SALARIES/DRAWS          413,199       612,381                                   1,025,580
    DIRECT LABOR/SALARIES           427,198       740,169                                   1,167,367
    BENEFITS/PAYROLL TAXES          249,293       206,435                                     455,728
    SUPPLIES                         26,820        13,597                                      40,417
    INSURANCE                        37,430        28,427                                      65,857
    RENT                            288,568       287,879                                     576,447
    GENERAL AND ADMINISTRATIVE      563,389     1,623,341                                   2,186,730

Southern Pacific Funding Corp. Debtor in Possession
                                                      Case No. 398-37613-elp11
                                                RULE 2015 REPORT FOR THE MONTH
                                                        AND YEAR NOVEMBER 1998


INCOME STATEMENT (Page 2 of 2)

                                                                                            Filing
                                                                                          October 1,
                                                                                             1998
                                 October       November       December      January        to Date
                              ------------   -----------    ------------  ------------   -----------

    DEPRECIATION/AMORTIZATION      425,077       420,588                                     845,665
                              ------------   -----------    ------------  ------------   -----------
TOTAL OPERATING EXPENSES         2,430,974     3,932,817               -             -     6,363,791
                              ------------   -----------    ------------  ------------   -----------
NET OPERATING INCOME (LOSS)      2,109,565      (183,145)              -             -     1,926,420

ADD:   OTHER INCOME  (2)            51,608         5,533                                      57,141
LESS OTHER EXPENSES:
    INTEREST EXPENSE            (2,053,875)   (1,777,895)                                 (3,831,770)
    OTHER (3)                   (1,077,948)    1,636,646                                     558,698
                              ------------   -----------    ------------  ------------   -----------
TOTAL OTHER EXPENSES              (970,650)     (318,861)              -             -    (1,289,511)

GAIN/LOSS SALE OF ASSETS                 0       271,947                                     271,947

                              ------------   -----------    ------------  ------------   -----------
INCOME (LOSS) BEFORE TAXES        (970,650)      (46,914)              -             -    (1,017,564)

INCOME TAXES                       (44,528)      698,677                                     654,149

                              ------------   -----------    ------------  ------------   -----------
NET INCOME (LOSS)             $ (1,015,178)  $   651,763    $          -  $          -   $  (363,415)
                              ============   ===========    ============  ============   ===========

(2)  Schedule of Other Income attached
(3)  Schedule of Other Expense attached

Southern Pacific Funding Corp. Debtor in Possession
                                                      Case No. 398-37613-elp11
                                                RULE 2015 REPORT FOR THE MONTH
                                                        AND YEAR NOVEMBER 1998

 RECONCILIATION OF NET INCOME                                                                Filing
      TO NET CASH PROVIDED BY                                                              October 1,
                   OPERATIONS                                                                 1998
                                   October       November       December       January       to Date
                                 -----------   -----------    ------------  -------------  -----------

NET INCOME (LOSS)               $ (1,015,178) $    651,763                                $   (363,415)

ADJUSTMENTS TO RECONCILE NET
INCOME TO NET CASH:
    DEPRECIATION/AMORTIZATION        425,077       420,588                                     845,665
    (GAIN)LOSS ON SALE OF
    ASSETS                                --                                                        --
    (INCREASE)DECREASE IN
    RECEIVABLES                    1,357,074     7,616,002                                   8,973,076
    (INCREASE)DECREASE IN
    INVENTORY(1)                     422,818   293,830,863                                 294,253,681
    INCREASE(DECREASE) IN
    PAYABLES                       1,206,020    (9,580,662)                                 (8,374,642)
    OTHER, NET (2)                 1,489,709       824,691                                   2,314,400
                                 -----------   -----------    ------------  -------------  -----------
NET CASH PROVIDED BY
OPERATIONS                         3,885,520   293,763,245              --             --  297,648,765

CASH FLOWS FROM
INVESTING/FINANCING:
    (PURCHASE OF) FIXED
    ASSETS                                --                                                        --
    CAPITAL CONTRIBUTIONS                 --                                                        --
    LOAN PROCEEDS (SCHEDULE F
    NO. 6)                                --                                                        --
    LOAN PRINCIPAL/CAP.
    LEASE (PMTS)                     (97,922) (294,217,616)                               (294,315,538)
                                 -----------   -----------    ------------  -------------  -----------
NET INCREASE (DECREASE) IN
CASH                               3,787,598      (454,371)             --             --    3,333,227

BEGINNING CASH                     1,930,442     5,718,040                                   1,930,442

                                 -----------   -----------    ------------  -------------  -----------
ENDING CASH                      $ 5,718,040   $ 5,263,669    $         --  $          --  $ 5,263,669
                                 ===========   ===========    ============  =============  ===========

(1)    Mortgage Loans Held
       for Sale
(2)    Accrual of Operations
       of subsidiaries           $(1,636,644)
       Residual Loan                 213,341
       Interests
       Prepaid expenses and        2,247,994
       other assets, net         -----------
                                     824,691
                                 ===========

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                          AND YEAR NOVEMBER 1998

COMPARATIVE BALANCE SHEET

                                    AS OF          AS OF        AS OF        AS OF
                                  10/31/98       11/30/98      12/31/98    01/31/99
                                  --------       --------      --------    --------
ASSETS
Current Assets:
    Cash                        $  5,718,040   $  5,263,669
    Inventory (Mortgage Loans
    Held for Sale)               301,695,376      7,864,513
    Accounts Receivable          102,752,739     95,136,737
         (net of bad debts)
    Notes Receivable                      --
    Other (attach schedule)        1,940,083      1,621,035
                                ------------   ------------    --------    --------
Total Current Assets             412,106,238    109,885,954          --          --

Fixed Assets:
    Property and Equipment        11,424,029      9,166,950
    Less: Accumulated
    Depreciation                  (4,205,145)    (4,133,906)
                                ------------   ------------    --------    --------
Total Fixed Assets                 7,218,884      5,033,044          --          --
Other Assets (attach schedule)   322,755,879    324,015,488
                                ------------   ------------    --------    --------
TOTAL ASSETS                    $742,081,001   $438,934,486    $     --    $     --
                                ============   ============    ========    ========

LIABILITIES
Postpetition Liabilities:
    Accounts Payable            $     57,515        104,337
    Notes Payable                         --             --
    Rents and Leases Payable              --             --
    Taxes Payable                     44,527             --
    Accrued Interest                      --             --
    Other                              4,790         30,854
                                ------------   ------------    --------    --------
Total Postpetition Liabilities       106,832        135,191          --          --

Prepetition Liabilities
(Noncurrent):
    Unsecured Debt               171,293,855    172,060,677
    Notes Payable-Secured        455,556,112    151,616,803
    Priority Claims:
        Taxes                         76,332         76,332
        Wages                      1,409,372      1,409,372
        Deposits                          --
    Other                         18,536,567     17,882,417
                                ------------   ------------    --------    --------
Total Prepetition Liabilities    646,872,238    343,045,601          --          --
                                ------------   ------------    --------    --------
TOTAL LIABILITIES                646,979,070    343,180,792

OWNER EQUITY (DEFICIT)            95,101,931     95,753,694
                                ------------   ------------    --------    --------
TOTAL LIABILITIES AND OWNER
EQUITY                          $742,081,001   $438,934,486    $     --    $     --
                                ============   ============    ========    ========

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                          AND YEAR NOVEMBER 1998

                                   SCHEDULE F

STATEMENT OF PERSONNEL, INSURANCE AND OPERATIONS

1. PERSONNEL REPORT (required if more than ten employees)
                                                           Full Time   Part Time
   Total number of employees at beginning of period           135          -
   Number hired during period                                   3          -
   Number terminated or resigned during period                 30          -
                                                              ---        ---
   Total number of employees on payroll at period end         108          -

   Total Payroll for the period:          $     1,335,703

   Includes payment of severance and retention compensation for terminated employees

2. INSURANCE - Copies of certificates of insurance must accompany first report.

   For subsequent months, explain any changes in insurance coverage:

   Copies of insurance certificates have already been submitted.

3. Subsequent to the filing of the petition have any payments been made on prepetition unsecured debt, except as authorized by the court?
      [x]  No.
      [ ]  Yes.  Identify amount, who was paid and date paid:-------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

4. Provide a narrative report of significant events which may have an effect on the financial condition of the debtor or any events out of the ordinary course of business, which have occurred since the period covered by this report. Attach separate sheet(s) if necessary.

   On December 24, 1998, the debtor and Bear Stearns International Limited ("Bear") agreed to terms for an 18-month financing, secured by the debtor's assets, including residual certificates (representing the debtor's residual equity interest and subordinated interest-only strips in the debtor's securitization offerings of mortgage loan pools), servicing rights, prepayment penalties, and whole loans held for sale. On or about September 23, 1998, Wilshire Real Estate Partnership L.P. ("Wilshire"), a secured creditor of the debtor, had borrowed money from Bear and pledged as collateral residual certificates that the debtor had pledged to Wilshire. The proceeds of the financing with Bear will be used to repay the debt to Wilshire. The financing is subject to court approval and is scheduled for hearing on January 6, 1999.

Southern Pacific Funding Corp. Debtor in Possession
                                                      Case No. 398-37613-elp11
                                                RULE 2015 REPORT FOR THE MONTH
                                                        AND YEAR NOVEMBER 1998

STATEMENT OF PERSONNEL, INSURANCE, AND OPERATIONS - Continued

5. If assets, other than inventory sold in the ordinary course of business, were disposed of during the current month, provide the following information for each asset (attach separate sheet(s), if necessary):
                             ENTITY TO WHOM          AUTHORIZATION
                              TRANSFERRED            (e.g. notice dated
    DESCRIPTION   VALUE ON    (relationship to        ----- or court
     OF ASSET    BOOK BASIS    debtor if any)        order dated ----) Terms
--------------------------------------------------------------------------------

Cincinnati, OH   $104,652  First Franklin Financial  Oct.  21, 1998 all sales of personal property approved
Minneapolis, MN     6,741  Maynards
West Corvina, CA   24,223  Maynards
Vienna, VA         73,683  Maynards


6. For each loan obtained during the current month provide the following information (attach separate sheet(s), if necessary):
--------------------------------------------------------------------------------
                     AMOUNT OF LOAN       TERMS OF LOAN
  LENDER'S NAME      (describe right      (interest rate,        PROCEDURE FOR
  (Relationship to   to receive future    maturity                 OBTAINING
  debtor, if any)    advances, if any)    collateral, etc.)      AUTHORIZATION
--------------------------------------------------------------------------------
NONE

7. Statement of Disbursements and Fee paid to the U.S. Trustee pursuant to Federal Rule of Bankruptcy Procedure 2015(a)(5):
--------------------------------------------------------------------------------

   QUARTER ENDING       TOTAL DISBURSEMENTS                FEE PAID
   --------------       -------------------                --------
   March 31, 1998           ---------------            -----------------
   June 30, 1998            ---------------            -----------------
   September 30, 1998       ---------------            -----------------
   December 31, 1998        $ 5,307,414 (1)            -----------------

(1) Excludes servicing disbursements

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                          AND YEAR NOVEMBER 1998

INCOME STATEMENT
SUPPORTING SCHEDULE (2) OTHER INCOME

                                                                                                    Filing
                                                                                                October 1, 1998
                                       October       November       December       January         to Date
                                       -------       --------       --------       -------      ----------------
Insurance Commissions Revenue
(Servicing)                           $  16,271      $  7,548                                      $  23,819
Miscellaneous Refunds Received           35,337        (2,015)                                        33,322
                                      ---------      --------       --------       -------         ---------
        TOTAL OTHER INCOME            $  51,608      $  5,533       $      -       $     -         $  57,141
                                      =========      ========       ========       =======         =========

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                          AND YEAR NOVEMBER 1998

INCOME STATEMENT
SUPPORTING SCHEDULE (3) OTHER EXPENSE

                                                                                                   Filing
                                                                                                October 1, 1998
                                       October       November       December       January         to Date
                                    -----------     ----------    ------------   -----------      -----------
Equity in Operations (Losses) of
Subsidiaries
   Oceanmark Financial Services     $  (176,966)    $       --                                    $  (176,966)
   Home America Financial Services     (111,167)       (78,612)                                      (189,779)
   Hallmark America                      (7,265)            --                                         (7,265)
   National Capital Funding, Inc.       (92,012)       (22,144)                                      (114,156)
   Southern Pacific Mortgage Limited   (690,538)     1,737,400                                      1,046,862
                                    -----------     ----------    -----------    -----------      -----------

   TOTAL OTHER EXPENSE              $(1,077,948)    $1,636,644    $         -    $         -      $   558,696
                                    ===========     ==========    ===========    ===========      ===========

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                          AND YEAR NOVEMBER 1998

COMPARATIVE BALANCE SHEET
SUPPORTING SCHEDULES - OTHER ASSETS

                                      AS OF         AS OF           AS OF        AS OF
                                     10/31/98      11/30/98       12/31/98      01/31/99
                                   ------------   -----------   ------------   -----------

OTHER CURRENT ASSETS
    Prepaid Expenses               $  1,785,204  $  1,464,976
    Prepaid Lease Deposit               146,052       146,052
    Prepaid Maintenance Contracts         3,216         1,238
    Miscellaneous Servicing
    accounts                              5,611         8,769
                                   ------------   -----------   ------------   -----------

      TOTAL OTHER CURRENT ASSETS   $  1,940,083  $  1,621,035   $          -   $         -
                                   ============  ============   ============   ===========

OTHER ASSETS
    Residual Loan Interests        $302,703,733  $302,490,391
    Mortgage Servicing Rights         7,503,655     7,343,613
    Investment in Subsidiaries       11,734,122    13,370,766
    Real Estate Owned                   814,369       810,718
                                   ------------   -----------   ------------   -----------

      TOTAL OTHER ASSETS           $322,755,879  $324,015,488   $          -   $         -
                                   ============  ============   ============   ===========